                                                  THE FIRST ISRAEL FUND, INC.

                                                      SEMI-ANNUAL REPORT
                                                        MARCH 31, 2002



        ISL
       LISTED
       NYSE(R)


       3917-SAR-02

CONTENTS

Letter to Shareholders ......................................................1

Portfolio Summary ...........................................................6

Schedule of Investments .....................................................7

Statement of Assets and Liabilities ........................................10

Statement of Operations ....................................................11

Statement of Changes in Net Assets .........................................12

Statement of Cash Flows ....................................................13

Financial Highlights .......................................................14

Notes to Financial Statements ..............................................16

Results of Annual Meeting of Shareholders ..................................22

Description of InvestLink(SM) Program ......................................23

Privacy Policy Notice ......................................................26

LETTER TO SHAREHOLDERS

                                                                     May 1, 2002

DEAR SHAREHOLDER:

I am writing to report on the activities of The First Israel Fund, Inc. (the "Fund") for the six months ended March 31, 2002.

At March 31, 2002, total net assets of the Fund were approximately $49.9 million. The Fund's investments in securities listed and trading on the Tel Aviv Stock Exchange ("TASE") were $28.7 million, with another $8.7 million in the Israeli and Israel-related companies listed and trading in the United States. Combined, these totaled $37.4 million, as compared to approximately $31.3 million on September 30, 2001. The Fund also held investments valued at approximately $10.5 million in unlisted securities, as compared to approximately $11.5 million on September 30, 2001. In percentage terms, at March 31, 2002, 74.9% of the Fund's net assets was invested in Israeli and Israel-related companies listed and trading on the TASE and in the United States and 21.0% in unlisted securities.

At March 31, 2002, net asset value ("NAV") per share was $11.73, as compared to $11.64 at September 30, 2001. The Fund's common stock closed on the New York Stock Exchange ("NYSE") on March 31, 2002 at $9.80 per share, representing a discount of 16.5% to the Fund's NAV.

According to its charter, the Fund's investment objective is long-term capital appreciation via investment primarily in equity securities of Israeli companies. These securities may be listed on the TASE or elsewhere, notably New York and NASDAQ. Up to 30% of the Fund's total assets may be invested in illiquid securities, including securities of private equity funds that invest primarily in the emerging markets.

PERFORMANCE

Based on NAV, the Fund had a gain of 0.77% for the six months ended March 31, 2002, compared with gains of 6.51% and 5.23%, respectively, for the Morgan Stanley Capital International Israel Index (the "MSCI Index")* benchmark and the TA100 Index**, a broad-based local index of the Israeli equity market. The Fund's underperformance of its benchmark was largely attributable to its significant underweighting in software companies during the fourth quarter of 2001. We maintained a limited position in such companies based on valuation factors and on our concerns over the group's earnings-growth sustainability. However, these stocks and certain names in particular had solid showings. On the positive side, stocks that aided the Fund included its telecommunications, insurance and bank holdings.

THE ISRAELI ECONOMY: WEIGHED DOWN

The past six months were not kind to Israel's economy, which was beset by escalating domestic and international politically inspired violence, slow-to-no economic growth and continuing weakness in the nation's bellweather technology sector, among other negative developments. The major themes remained the same as they have been for the past several quarters, as follows:

POLITICAL VIOLENCE. The violence that resurfaced in September 2000 (and which has continued on and off since) continued over this period, with almost daily announcements of deaths on both sides. There were a few positive

LETTER TO SHAREHOLDERS

developments, notably a Saudi-sponsored peace proposal and visits from high ranking U.S. administration officials, but as the reporting period ended there seemed to be little prospect of a near term solution to this conflict. Elsewhere, the U.S. war on terror raised tensions across the Middle East region generally, as speculation grew that Iraq, or some other Islamic nation, might be targeted.

SLOW-TO-NO GLOBAL ECONOMIC GROWTH. Israel's economy is largely dependent on industrial exports, which, in turn, makes it highly sensitive to the economic health of industrialized nations, especially the United States. The global recession of 2001, which cut deeply into such exports, served to undermine the Israeli economy in 2001 and thus far in 2002, despite recent signs that a U.S. recovery is occurring. As a partial result, the government cut official Gross Domestic Product growth estimates for 2002 to 2% from 4%. Contributing to this decline were substantive declines in tourism and construction, both major industries that have fallen on hard times in the wake of domestic and regional violence.

DEPRESSED TECHNOLOGY SECTOR. Many of Israel's most vital commercial enterprises are technology concerns that rose and fell hard during the global technology boom and bust cycle of 2000-2001. Many, as well, are listed on NASDAQ, which has lost approximately three fifths of its value since its peak in March 2000. With little resolution in sight, this weakness in the technology sector had and continues to have a major depressive effect on Israeli equities and consumer confidence.

Beyond these continuing stories, the Israeli central bank raised interest rates by 60 basis points (bps) during the first quarter of 2002, a partial back up from its 200 bps cut in December 2001. The December cut resulted in a pronounced weakening of the shekel, Israel's currency, and the central bank appeared to be trying to find a beneficial middle ground that would stabilize the shekel and entice domestic and international investors back into the Israeli equity market.

LETTER TO SHAREHOLDERS

PORTFOLIO STRUCTURE: STANDING PAT

TOP 10 HOLDINGS, BY ISSUER#

                                                             % OF
     HOLDING                         SECTOR                NET ASSETS
     -------                      -------------            ----------
 1. Teva Pharma.                Pharmaceuticals               7.9
 2. Bezeq                     Telecommunications              6.1
 3. Bank Hapoalim                   Banking                   4.6
 4. Harel Insurance                Insurance                  4.2
 5. Bank Leumi                      Banking                   3.5
 6. EMV                         Venture Capital               2.9
 7. Orbotech                 Industrial Technology            2.9
 8. Israel Chemicals               Chemicals                  2.8
 9. Elbit Systems        Aerospace/Defense - Equipment        2.5
10. Makhteshim-Agan                Chemicals                  2.4
                                                             ----
     Total                                                   39.8
                                                             ====

SECTOR ALLOCATION
(% of net assets)

[CHART]

Venture Capital                                16.75
Pharmaceuticals                                11.06
Banking                                         8.70
Telecommunications                              7.89
Insurance                                       6.00
Conglomerates                                   5.94
Mortgage Banking                                5.64
Chemicals                                       5.18
Investment & Holding Companies                  4.47
Industrial Technology                           2.95
Other##                                        25.42

--------------
#    Company names are abbreviations of those found in the chart on page 6.
##   Other includes sectors below 2.75% of net assets.


All in all, given the aforementioned instability within and without its borders, we have been quite selective in our investments, preferring, for the most part, to hold onto what we have, rather than risk potential trading losses in a volatile marketplace. Late-period exceptions were relatively minor defensive investments in the pharmaceutical/healthcare and financial services sectors.

Until we see signs that the region is stabilizing, and that global growth is well underway, we will likely adhere to four basic investment themes:

- SIGNIFICANTLY UNDERWEIGHT THE ELECTRONICS AND SOFTWARE COMPONENTS OF THE BENCHMARK. We remain concerned about the sustainability of margins and the still negative outlook for corporate capital spending. The latter points to low near-term future demand for the products such companies make and sell.

- UNDERWEIGHT THE COMMERCIAL BANKING SECTOR. Here, we are concerned about asset quality and the vulnerability of such institutions to selling by nervous foreign investors. Instead, we continue to have more exposure to mortgage banks, which are less vulnerable to international affairs and remain relatively inexpensive in the presently depressed market environment.

- FOCUS ON DOMESTIC DEMAND-DRIVEN SECTORS, SUCH AS PHARMACEUTICALS, RATHER THAN WELL KNOWN BLUE CHIPS. With instability in the global economy the order of the day, we feel it wiser to stick with more defensive stocks, rather than to re-enter sectors which may have a bit further to fall.

LETTER TO SHAREHOLDERS

- KEEP OUR HIGH EXPOSURES TO PRIVATE EQUITIES. In our opinion, private equities remain quite attractive. We believe that we are invested in good managers who are, in turn, investing in solid companies that should provide good returns over a 2-3 year time frame.

OUTLOOK: MODEST SECOND HALF REBOUND

There is little to suggest that Israel's economy will rebound strongly any time soon, although we continue to believe that a modest pick-up in economic growth should begin in this year's second half.

Most of the good news comes from signs of economic progress in the U.S., which is by far Israel's largest trading partner. The U.S. recession is officially over, and we expect to see increasing levels of U.S.-bound Israeli industrial exports in the near future.

This said, it seems unlikely to us that Israel's technology sector will see relief for some time yet to come. This is due primarily to the nature of the sector, which tends to see its fortunes improve late in any economic recovery cycle, when the businesses of its customers have recovered sufficiently to allow them to increase technology-related capital expenditures.

We remain concerned with the continued lack of progress in the "Peace Process" and its impact on much needed foreign direct investment, which has slowed quite sharply over the past year.

In the face of such concerns, it should be kept in mind that, over the longer term, when violence diminishes and the global economy advances once more, it is possible that many currently depressed Israeli companies will come back strongly, as they have done in times past. If and when they do, the window of opportunity will be brief, and those investors who already own their equities stand to benefit. For our part, we continue to focus on what we feel are the best amongst this universe of companies.

Respectfully,

/s/ Richard W. Watt

Richard W. Watt
President and Chief Investment Officer ***

LETTER TO SHAREHOLDERS

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the Investlink(SM) Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 23 through 25 of this report.









--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Israel Index is an unmanaged index (with no defined investment objective) of Israeli equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** The TA100 Index is an index of the 100 largest companies (i.e. in terms of market capitalization) listed on the Tel Aviv Stock Exchange. Investors cannot invest directly in an index.

*** Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He joined CSAM on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end fund focusing on smaller Latin American companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund and of The Emerging Markets Telecommunications Fund, Inc. He also is President and a Director of The Brazilian Equity Fund, Inc., The Chile Fund, Inc. and The Latin America Equity Fund, Inc.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

PORTFOLIO SUMMARY - AS OF MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

SECTOR ALLOCATION

AS A PERCENT OF NET ASSETS

[CHART]

                                        MARCH 31, 2002    SEPTEMBER 30, 2001
Aerospace/Defense - Equipment                2.49               2.31
Banking                                      8.70               8.98
Chemicals                                    5.18               5.04
Conglomerates                                5.94               5.50
Electronics/Electrical Equipment             2.66               2.53
Financial Services                           2.54               2.99
Industrial Technology                        2.95               1.82
Insurance                                    6.00               4.57
Investment & Holding Companies               4.47               5.06
Mortgage Banking                             5.64               6.60
Pharmaceuticals                             11.06               2.98
Telecommunications                           7.89               6.77
Venture Capital                             16.75              18.43
Other                                       13.64              12.81
Cash & Other Assets                          4.09              13.61


TOP 10 HOLDINGS, BY ISSUER

                                                                                         PERCENT OF
     HOLDING                                                     SECTOR                  NET ASSETS
---------------------------------------------------------------------------------------------------
 1.  Teva Pharmaceutical Industries Ltd.                     Pharmaceuticals                 7.9
---------------------------------------------------------------------------------------------------
 2.  Bezeq Israeli Telecommunication Corporation Ltd.      Telecommunications                6.1
---------------------------------------------------------------------------------------------------
 3.  Bank Hapoalim Ltd.                                          Banking                     4.6
---------------------------------------------------------------------------------------------------
 4.  Harel Insurance Investments Ltd.                           Insurance                    4.2
---------------------------------------------------------------------------------------------------
 5.  Bank Leumi Le-Israel Ltd.                                   Banking                     3.5
---------------------------------------------------------------------------------------------------
 6.  Emerging Markets Ventures I L.P.                        Venture Capital                 2.9
---------------------------------------------------------------------------------------------------
 7.  Orbotech, Ltd.                                       Industrial Technology              2.9
---------------------------------------------------------------------------------------------------
 8.  Israel Chemicals Ltd.                                      Chemicals                    2.8
---------------------------------------------------------------------------------------------------
 9.  Elbit Systems Ltd.                               Aerospace/Defense - Equipment          2.5
---------------------------------------------------------------------------------------------------
10.  Makhteshim-Agan Industries Ltd.                            Chemicals                    2.4
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS - MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                  NO. OF            VALUE
DESCRIPTION                                       SHARES          (NOTE A)
-----------                                       ------          --------
  EQUITY OR EQUITY-LINKED SECURITIES-95.91%
  ISRAEL-91.23%

  AEROSPACE/DEFENSE - EQUIPMENT-2.49%
Elbit Systems Ltd. ....................            70,191       $ 1,244,930
                                                                -----------
  BANKING-8.70%
Bank Hapoalim Ltd. ....................         1,255,800         2,283,273
Bank Leumi Le-Israel Ltd. .............         1,104,800         1,732,146
United Mizrahi Bank Ltd.+ .............           127,968           329,320
                                                                -----------
                                                                  4,344,739
                                                                -----------
  CHEMICALS-5.18%
Israel Chemicals Ltd. .................         1,390,000         1,371,569
Makhteshim-Agan Industries Ltd. .......           677,091         1,213,836
                                                                -----------
                                                                  2,585,405
                                                                -----------
  COMPUTER SOFTWARE-1.89%
Formula Systems (1985) Ltd.+ ..........            53,000           651,045
Fundtech Ltd.+ ........................            23,900           106,355
Magic Software Enterprises Ltd.+ ......           122,400           184,824
                                                                -----------
                                                                    942,224
                                                                -----------
  COMPUTERS-MEMORY DEVICES-0.38%
M-Systems Flash Disk
  Pioneers Ltd.+ ......................            20,300           189,196
                                                                -----------
  CONGLOMERATES-5.94%
Albad Massuot Yitzhak Ltd.+ ...........             8,801            47,332
Elco Holdings Ltd.+ ...................            76,000           481,945
IDB Development
  Corporation Ltd.+ ...................            47,501         1,126,675
IDB Holding Corporation Ltd.+ .........            47,327         1,059,293
Koor Industries Ltd.+ .................            10,500           252,169
                                                                -----------
                                                                  2,967,414
                                                                -----------
  CONSTRUCTION-0.21%
Bayside Land Corporation Ltd. .........             1,166           105,134
                                                                -----------
  CONTAINERS-METAL/GLASS-0.04%
Caniel Beverage Packaging Ltd. ........             5,122            11,160
Caniel Packaging Industries+ ..........             4,122             8,999
                                                                -----------
                                                                     20,159
                                                                -----------
  DIVERSIFIED OPERATIONS-0.70%
Elbit Medical Imaging Ltd.+ ...........            37,500       $   220,935
Macpell Industries Ltd.+ ..............           116,074            35,609
Plasson Ltd. ..........................            12,500            91,625
                                                                -----------
                                                                    348,169
                                                                -----------
  ELECTRONIC COMPONENTS/SEMICONDUCTORS-0.33%
Telsys Ltd. ...........................            50,000           165,694
                                                                -----------
  ELECTRONICS/ELECTRICAL EQUIPMENT-2.66%
Camtek Ltd.+ ..........................            58,800           116,424
Elco Industries Ltd. ..................            30,000           162,936
Electra Consumer Products Ltd. ........            41,000           324,277
Electra (Israel) Ltd. .................             8,642           594,040
Nisko Industries (1992) Ltd.+ .........            32,500           129,628
                                                                -----------
                                                                  1,327,305
                                                                -----------
  FINANCIAL SERVICES-2.54%
F.I.B.I. Holdings Ltd. ................           173,400           945,450
Gachelet Investments Co., Ltd. ........             9,819           322,891
                                                                -----------
                                                                  1,268,341
                                                                -----------
  FOOD & BEVERAGES-2.36%
Elite Industries Ltd+ .................            99,293           564,560
Gan Shmuel Food Industries ............            19,400            44,039
Mayanot Eden Ltd.+ ....................            69,893           572,075
                                                                -----------
                                                                  1,180,674
                                                                -----------
  FOOD-RETAIL-1.25%
Supersol Ltd. .........................           164,594           623,317
                                                                -----------
  INDUSTRIAL TECHNOLOGY-2.95%
Cubital, Ltd.*+ .......................           329,278                 0
Orbotech, Ltd.+ .......................            45,855         1,440,764
Scitex Corporation Ltd.+ ..............            10,000            31,900
                                                                -----------
                                                                  1,472,664
                                                                -----------
  INSURANCE-6.00%
Clal Insurance Enterprise
  Holdings Ltd. .......................            58,631           879,434
Harel Insurance Investments Ltd. ......            25,657         2,117,414
                                                                -----------
                                                                  2,996,848
                                                                -----------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS - MARCH 31, 2002 (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

                                                 NO. OF            VALUE
DESCRIPTION                                   SHARES/UNITS        (NOTE A)
-----------                                   ------------       ---------
  INTERNET SOFTWARE-1.50%
Aladdin Knowledge Systems+ ............            26,000       $    91,260
MIND C.T.I. Ltd.+ .....................            72,200            93,860
RADVision Ltd.+ .......................            64,400           440,496
RADWARE Ltd.+ .........................            10,700           122,729
                                                                -----------
                                                                    748,345
                                                                -----------
  INVESTMENT & HOLDING COMPANIES-2.74%
Oren Semiconductor, Inc.,
  Series K*+ ..........................            29,951           110,519
Oren Semiconductor, Inc.,
  Series L*+ ..........................            30,843           113,811
Oren Semiconductor, Inc.,
  Series O, Units*+(1) ................           146,035           238,461
Polaris Fund II LLC@+ .................         1,000,000           841,958
The Renaissance Fund LDC@+ ............                60            62,765
                                                                -----------
                                                                  1,367,514
                                                                -----------
  METAL PRODUCTS-0.27%
Klil Industries Ltd.+ .................            18,654           134,515
                                                                -----------
  MORTGAGE BANKING-5.64%
Discount Mortgage Bank Ltd.+ ..........            12,852           845,257
Israel Discount Bank Ltd.,
  Class A+ ............................         1,340,000           896,650
Tefahot Israel Mortgage
  Bank Ltd.+ ..........................           157,266         1,077,356
                                                                -----------
                                                                  2,819,263
                                                                -----------
  NETWORKING PRODUCTS-0.18%
Optibase Ltd.+ ........................            36,700            88,080
                                                                -----------
  PAPER & RELATED PRODUCTS-0.34%
American Israeli Paper Mills Ltd. .....             5,201           169,920
                                                                -----------
  PHARMACEUTICALS-11.06%
Agis Industries (1983) Ltd.+ ..........           175,321         1,202,159
Peptor Ltd.*+ .........................            56,000           392,000
Teva Pharmaceutical
  Industries Ltd., ADR ................            71,900         3,930,773
                                                                -----------
                                                                  5,524,932
                                                                -----------
  REAL ESTATE INVESTMENT & MANAGEMENT-0.06%
Jerusalem Economic
  Corporation Ltd. ....................            11,000       $    31,505
                                                                -----------
  REAL ESTATE OPERATIONS/DEVELOPMENT-2.25%
Azorim-Investment,
  Development & Construction
  Company Ltd. ........................            62,500           392,622
Industrial Buildings
  Corporation Ltd. ....................           180,000           222,255
Property & Building
  Corporation Ltd. ....................             8,525           511,102
                                                                -----------
                                                                  1,125,979
                                                                -----------
  TECHNOLOGY-0.68%
Delta Fund I, L.P.@+# .................           112,500            90,103
Lenslet Ltd.,
  Series E Preferred*+ ................             30,838          249,999
                                                                -----------
                                                                    340,102
                                                                -----------
  TELECOMMUNICATIONS-7.88%
AudioCodes Ltd.+ ......................            38,400           130,560
Bezeq Israeli Telecommunication
  Corporation Ltd.+ ...................         2,750,000         3,057,176
ECI Telecom Ltd.+ .....................           102,500           417,175
NICE Systems Ltd., ADR+ ...............            24,600           333,084
                                                                -----------
                                                                  3,937,995
                                                                -----------
  TRADING COMPANIES-0.56%
Rapac Electronics Ltd.+ ...............           116,801           221,287
Rapac Technologies 2000 Ltd.+ .........            31,801            59,372
                                                                -----------
                                                                    280,659
                                                                -----------
  TRANSPORTATION SERVICES-0.35%
Dan Rent-A-Car Ltd. ...................           100,000           176,090
                                                                -----------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS - MARCH 31, 2002 (UNAUDITED)(CONCLUDED)
--------------------------------------------------------------------------------

                                                 NO. OF            VALUE
DESCRIPTION                                   SHARES/UNITS        (NOTE A)
-----------                                   ------------       ---------

  VENTURE CAPITAL-13.81%
ABS GE Capital Giza
  Fund, L.P.@+ ........................         1,250,001       $   727,275
Advent Israel (Bermuda) L.P.@+ ........         1,682,293           527,584
BPA Israel Ventures LLC@+# ............         1,104,720           891,695
Concord Ventures II
  Fund L.P.@+# ........................         1,400,000         1,162,601
Formula Ventures L.P.@+# ..............           906,799           659,424
Giza GE Venture
  Fund III L.P.@+# ....................           500,000           319,030
K.T. Concord Venture
  Fund L.P.@+ .........................         1,000,000           994,978
Neurone Ventures II, L.P.@+# ..........           225,000           189,219
SVE Star Ventures Enterprises
  GmbH & Co. No. IX KG@+# .............           730,000           586,652
SVE Star Ventures
  Enterprises No. II@ .................                 5           424,993
Walden-Israel Ventures, L.P.@+ ........           500,000           291,292
Walden-Israel
  Ventures III, L.P.@+# ...............           178,750           120,928
                                                                -----------
                                                                  6,895,671
                                                                -----------
  WIRELESS EQUIPMENT-0.29%
Alvarion Ltd.+ ........................            57,300           143,250
                                                                -----------
TOTAL ISRAEL
  (Cost $51,009,810)                                             45,566,033
                                                                -----------
  GLOBAL-2.94%
  VENTURE CAPITAL-2.94%
Emerging Markets Ventures I L.P.
  @+#(Cost $1,811,803) ................         1,789,903         1,466,217
                                                                -----------
  UNITED STATES-1.74%
  INVESTMENT & HOLDING COMPANIES-1.73%
Ampal-American Israel Corp.,
  Class A+ ............................           206,000       $   863,140
                                                                -----------
  TELECOMMUNICATIONS-0.01%
Terayon Communication
  Systems, Inc.+ ......................               624             5,292
                                                                -----------
TOTAL UNITED STATES
  (Cost $2,463,266)....................                             868,432
                                                                -----------
TOTAL INVESTMENTS-95.91%
  (Cost $55,284,879) (Notes A,D).......                          47,900,682
                                                                -----------
CASH AND OTHER ASSETS
  IN EXCESS OF LIABILITIES-4.09%.......                           2,042,466
                                                                -----------
NET ASSETS-100.00%.....................                         $49,943,148
                                                                -----------

@    Restricted security, not readily marketable (See Notes A and F).

+    Security is non-income producing.

# As of March 31, 2002, the Fund has committed to investing additional capital as follows: Emerging Markets Ventures I L.P. ($627,340), Formula Ventures L.P. ($93,201), Giza GEVenture Fund III L.P. ($750,000), Concord Ventures II Fund L.P. ($600,000), Delta Fund I, L.P. ($137,500), BPA Israel Ventures LLC ($1,395,280), Neurone Ventures II, L.P. ($525,000), Walden-Israel Ventures III, L.P. ($1,196,250) and SVE Star Ventures Enterprises GmbH & Co. No. IX KG ($1,270,000). The aggregate amount of open commitments for the Fund is $6,594,571.

*    Not readily marketable security (See Note A).

(1) With an additional 146,035 warrants attached, expiring 07/16/02, with no market value.

ADR  American Depositary Receipts.


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS

Investments, at value (Cost $55,284,879) (Note A) .............................           $ 47,900,682
Cash (Note A) .................................................................              2,224,482
Receivables:
   Israeli tax refund (Note A) ................................................                 50,000
   Investments sold ...........................................................                 25,813
   Dividends ..................................................................                 10,275
Prepaid expenses ..............................................................                 25,285
                                                                                         -------------
Total Assets ..................................................................             50,236,537
                                                                                         -------------

 LIABILITIES

Payables:
   Investment advisory fees (Note B) ..........................................                124,710
   Investments purchased ......................................................                 24,424
   Administration fees (Note B) ...............................................                  7,169
   Directors fees .............................................................                 11,259
   Other accrued expenses .....................................................                125,827
                                                                                         -------------
Total Liabilities .............................................................                293,389
                                                                                         -------------
NET ASSETS (applicable to 4,259,295 shares of common stock outstanding) (Note C)          $ 49,943,148
                                                                                         =============
NET ASSET VALUE PER SHARE ($49,943,148 DIVIDED BY 4,259,295) ..................           $      11.73
                                                                                         =============

 NET ASSETS CONSIST OF

 Capital stock, $0.001 par value; 4,259,295 shares issued and outstanding
   (100,000,000 shares authorized) ............................................           $      4,259
 Paid-in capital ..............................................................             56,344,872
 Accumulated net investment loss ..............................................               (135,967)
 Accumulated net realized gain on investments and foreign currency related transactions      1,114,267
 Net unrealized depreciation in value of investments and translation of other
   assets and liabilities denominated in foreign currency .....................             (7,384,283)
                                                                                         -------------
Net assets applicable to shares outstanding ...................................           $ 49,943,148
                                                                                         =============

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME

Income (Note A):
   Dividends .................................................................              $ 303,902
   Israeli tax refunds .......................................................                136,876
   Interest ..................................................................                 27,622
   Less: Foreign taxes withheld ..............................................                (75,062)
                                                                                         -------------
   Total Investment Income ...................................................                393,338
                                                                                         -------------
Expenses:
   Investment advisory fees (Note B) .........................................                308,288
   Professional fees .........................................................                 90,436
   Custodian fees ............................................................                 57,870
   Printing ..................................................................                 32,411
   Administration fees (Note B) ..............................................                 31,284
   Transfer agent fees .......................................................                 17,452
   Accounting fees ...........................................................                 14,959
   Directors' fees ...........................................................                 14,948
   NYSE listing fees .........................................................                 12,569
   Insurance .................................................................                  2,205
   Other .....................................................................                  7,432
                                                                                         -------------
   Total Expenses ............................................................                589,854
   Less: Fee waivers (Note B) ................................................                (60,549)
                                                                                         -------------
     Net Expenses ............................................................                529,305
                                                                                         -------------
   Net Investment Loss .......................................................               (135,967)
                                                                                         -------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
 FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized gain/(loss) from:
   Investments (net of Israeli capital gains taxes of $7,263) (Note A) .......                190,167
   Foreign currency related transactions .....................................                (19,498)
Net change in unrealized depreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currency .............                343,695
                                                                                         -------------
Net realized and unrealized gain on investments and foreign currency related transactions     514,364
                                                                                         -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................              $ 378,397
                                                                                         =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      FOR THE SIX MONTHS    FOR THE FISCAL YEAR
                                                                                     ENDED MARCH 31, 2002          ENDED
                                                                                          (UNAUDITED)       SEPTEMBER 30, 2001
                                                                                     --------------------   -------------------
 INCREASE/(DECREASE) IN NET ASSETS

Operations:
   Net investment loss .......................................................          $   (135,967)         $   (260,156)
   Net realized gain on investments and foreign currency related transactions                170,669             2,861,817
   Net change in unrealized appreciation/(depreciation) in value of investments
    and translation of other assets and liabilities denominated in foreign currency          343,695           (38,599,484)
                                                                                     --------------------   -------------------
     Net increase/(decrease) in net assets resulting from operations .........               378,397           (35,997,823)
                                                                                     --------------------   -------------------
Dividends and distributions to shareholders:
   Net investment income .....................................................                    --              (344,906)
   Net realized gain on investments ..........................................                    --           (13,071,872)
                                                                                     --------------------   -------------------
     Total dividends and distributions to shareholders .......................                    --           (13,416,778)
                                                                                     --------------------   -------------------
     Total increase/(decrease) in net assets .................................               378,397           (49,414,601)
                                                                                     --------------------   -------------------
 NET ASSETS

Beginning of period ..........................................................            49,564,751            98,979,352
                                                                                     --------------------   -------------------
End of period ................................................................          $ 49,943,148          $ 49,564,751
                                                                                     ====================   ===================

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF CASH FLOWS - FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

 DECREASE IN CASH FROM

Operating Activities:
   Investment income received ......................................         $    788,673
   Operating expenses paid .........................................             (660,859)
   Purchases of long-term portfolio investments ....................           (7,543,256)
   Proceeds from disposition of long-term portfolio investments ....            4,594,902
                                                                             -------------
Net decrease in cash from operating activities .....................                                 $(2,820,540)
Cash at beginning of period ........................................                                   5,045,022
                                                                                                     -----------
Cash at end of period (Note A) .....................................                                 $ 2,224,482
                                                                                                     ===========
 RECONCILIATION OF NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS TO NET DECREASE IN CASH
 FROM OPERATING ACTIVITIES

Net increase in net assets resulting from operations ...............                                 $   378,397
Adjustments:
   Decrease in receivables .........................................         $    395,335
   Decrease in accrued expenses ....................................             (122,578)
   Increase in prepaid expenses ....................................               (8,976)
   Net decrease in cash from investing activities ..................           (2,948,354)
   Net realized and unrealized gain on investments and
     foreign currency related transactions .........................             (514,364)
                                                                             -------------
Total adjustments ..................................................                                  (3,198,937)
                                                                                                      -----------
NET DECREASE IN CASH FROM OPERATING ACTIVITIES .....................                                 $(2,820,540)
                                                                                                     ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for
a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                 FOR THE SIX
                                                                 MONTHS ENDED
                                                                   MARCH 31,
                                                                     2002       ----------------------------------
                                                                  (UNAUDITED)      2001      2000         1999
                                                                 -------------  ---------   --------   -----------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period ....................          $  11.64      $  23.24   $  17.18   $  15.04
                                                                 -------------  ---------   --------   -----------
Net investment income/(loss) ............................             (0.03)+       (0.06)     (0.02)+    (0.02)+
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions .............              0.12         (8.39)      7.80       3.21
                                                                 -------------  ---------   --------   -----------
Net increase/(decrease) in net assets resulting from operations        0.09         (8.45)      7.78       3.19
                                                                 -------------  ---------   --------   -----------
Dividends and distributions to shareholders:
  Net investment income .................................             --            (0.08)     (0.41)     (0.21)
  Net realized gain on investments and
    foreign currency related transactions ...............             --            (3.07)     (1.46)     (1.20)
  In excess of net realized gains .......................             --            --         --         --
                                                                 -------------  ---------   --------   -----------
Total dividends and distributions to shareholders .......             --            (3.15)     (1.87)     (1.41)
                                                                 -------------  ---------   --------   -----------
Anti-dilutive impact due to capital shares repurchased ..             --            --          0.15       0.36
                                                                 -------------  ---------   --------   -----------
Net asset value, end of period ..........................          $  11.73      $  11.64   $  23.24   $  17.18
                                                                 =============  =========   ========   ===========
Market value, end of period .............................          $   9.80      $   9.60   $ 18.563   $  14.00
                                                                 =============  =========   ========   ===========
Total investment return (a) .............................              2.08%       (38.21)%    47.61%     32.61%
                                                                 =============  =========   ========   ===========
 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted) .................           $49,943       $49,565    $98,979    $76,683
Ratio of expenses to average net assets (b) .............              2.00%(c)      1.88%      2.05%      2.05%
Ratio of expenses to average net assets, excluding fee waivers         2.22%(c)      2.09%      2.28%      2.30%
Ratio of net investment income/(loss) to average net assets           (0.51)%(c)    (0.39)%    (0.08)%    (0.12)%
Portfolio turnover rate .................................              4.18%        21.11%     27.06%     18.65%

--------------------------------------------------------------------------------
*    Commencement of investment operations.

** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.21 per share.

+    Based on average shares outstanding.

(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect initial underwriting discounts and has not been annualized.

(b) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers.

(c)  Annualized.

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                      FOR THE PERIOD
                                                                                                                        OCTOBER 29,
                                                                                                                           1992*
                                                                      FOR THE FISCAL YEARS ENDED SEPTEMBER 30,            THROUGH
                                                                ---------------------------------------------------    SEPTEMBER 30,
                                                                  1998       1997       1996       1995       1994         1993
                                                                --------   --------   --------   --------   --------   -------------
Net asset value, beginning of period ............               $  18.41   $  13.10   $  13.20   $  11.74   $  15.83   $  13.74**
                                                                --------   --------   --------   --------   --------   -------------
Net investment income/(loss) ....................                   0.07       0.35      (0.09)     (0.10)     (0.28)     (0.07)
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions .....                  (2.97)      6.20      (0.01)      1.56      (3.27)      2.16
                                                                --------   --------   --------   --------   --------   -------------
Net increase/(decrease) in net assets resulting from operations    (2.90)      6.55      (0.10)      1.46      (3.55)      2.09
                                                                --------   --------   --------   --------   --------   -------------
Dividends and distributions to shareholders:
  Net investment income .........................                  --         --         --         --         --         --
  Net realized gain on investments and
    foreign currency related transactions .......                  (0.47)     (1.24)     --         --         (0.43)     --
  In excess of net realized gains................                  --         --         --         --         --         (0.11)
                                                                --------   --------   --------   --------   --------   -------------
Total dividends and distributions to shareholders                  (0.47)     (1.24)     --         --         (0.54)     --
                                                                --------   --------   --------   --------   --------   -------------
Anti-dilutive impact due to capital shares repurchased             --         --         --         --         --         --
                                                                --------   --------   --------   --------   --------   -------------
Net asset value, end of period ..................               $  15.04   $  18.41   $  13.10   $  13.20   $  11.74   $  15.83
                                                                ========   ========   ========   ========   ========   =============
Market value, end of period .....................               $ 11.813   $ 14.938   $  11.25   $  12.00   $  13.25   $ 17.375
                                                                ========   ========   ========   ========   ========   =============
Total investment return (a) .....................                 (18.05)%    44.36%     (6.25)%    (9.43)%   (21.26)%    24.58%
                                                                ========   ========   ========   ========   ========   =============
 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted) .........               $ 75,373   $ 92,298   $ 65,649   $ 66,150   $ 58,855   $ 79,274
Ratio of expenses to average net assets (b) .....                   2.06%      2.26%      2.23%      2.57%      2.64%      2.41%(c)
Ratio of expenses to average net assets, excluding fee waivers      2.31%      2.30%     --         --         --         --
Ratio of net investment income/(loss) to average net assets         0.42%      2.20%     (0.68)%    (0.91)%    (2.08)%    (0.50)%(c)
Portfolio turnover rate .........................                  29.11%     16.98%     21.68%     22.17%     17.07%     34.80%

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The First Israel Fund, Inc. (the "Fund") was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities shall be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, brokers or market makers in the security, the value shall be the mean between the highest bid and lowest ask obtained from at least two dealers, brokers or market makers. If the dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid provided. If there is only one dealer, broker or market maker, the value shall be the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid, in which case the value shall be the bid. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At March 31, 2002, the Fund held 20.95% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $13,842,137 and fair value of $10,461,504. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the price originally paid by the Fund or the current carrying values, and the difference could be material. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At March 31, 2002, the interest rate was 0.90% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange ("TASE"). Gains derived from securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax provided the security is an approved investment. Generally, stock of corporations that produce a product or

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

provide a service that support the infrastructure of Israel, are considered approved investments. Any gain sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. For the six months ended March 31, 2002, the Fund incurred $7,263 in Israeli capital gains taxes.

Dividends derived from listed or approved securities are subject to 15% withholding tax, while dividends from unlisted unapproved securities are subject to a 25% withholding tax. Israeli tax refunds represent reclaims of taxes withheld on dividends. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transaction balances. The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currency and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investments in Israel may involve certain considerations and risks not typically associated with investments in the U.S., including the possibility of future political and

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund, subject to local investment limitations, may invest up to 30% of its assets in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

The Board of Directors has removed the limitation set forth in the Fund's prospectus requiring that the portion of the Fund's investments not invested in Israeli securities be invested in securities of companies that are substantially involved in or with Israel ("Israeli-Related Securities").

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly market value or net assets (whichever is lower) invested in listed securities (including securities traded over-the-counter in the United States) and 2.00% of the Fund's average weekly market value or net assets (whichever is lower) invested in unlisted securities. The aggregate fee may not exceed an annual rate of 1.40% of the Fund's average weekly market value or net assets (whichever is lower). CSAM has agreed to waive the advisory fee previously payable to the Fund's investment sub-adviser. For the six months ended March 31, 2002, CSAM earned $308,288 for advisory services, of which CSAM waived $60,549. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended March 31, 2002, CSAM was reimbursed $2,107 for administrative services rendered to the Fund.

Analyst Exchange and Trading Services, Ltd. ("Analyst I.M.S.") serves as the Fund's investment sub-adviser. Analyst I.M.S. is paid a fee, out of the advisory fee payable to CSAM, computed weekly and paid quarterly at an annual rate of 0.30% of the Fund's average weekly market value or net assets (whichever is lower). In addition, CSAM paid Analyst I.M.S., out of its advisory fee, a reimbursement for any Israeli Value Added taxes (currently 17%) and $25,000 annually to cover expenses incurred in the execution of sub-advisory services. For the six months ended March 31, 2002, Analyst I.M.S. earned $88,746 for sub-advisory services.

Analyst I.M.S. has certain commercial arrangements with banks and brokers in Israel from which they receive a portion of the commission on trades executed in Israel. For the six months ended March 31, 2002, such commissions amounted to approximately $1,800.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

0.11% of the Fund's average weekly net assets. For the six months ended March 31, 2002, BSFM earned $29,177 for administrative services.

On May 8, 2000, the Fund's Board of Directors unanimously approved a Proposal by the Independent Directors (as defined under the Investment Company Act of 1940, as amended) to partially compensate Independent Directors in shares of the Fund. Under this policy, such Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market.


NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 4,259,295 shares outstanding at March 31, 2002, CSAM owned 7,169 shares.


NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at March 31, 2002 was $55,303,204. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currency) of $7,402,522, was composed of gross appreciation of $5,846,700, for those investments having an excess of value over cost and gross depreciation of $13,249,222, for those investments having an excess of cost over value.

For the six months ended March 31, 2002, purchases and sales of securities, other than short-term investments, were $7,567,680 and $2,082,778, respectively.

NOTE E. CREDIT FACILITY

The Fund, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured, line of credit facility (the "Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At and during the six months ended March 31, 2002, the Fund had no borrowings under the Credit Facility. Effective June 12, 2002, the Credit Facility will be renewed as described above except for a reduction in the committed, unsecured amount to $150 million from $200 million.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of units/shares held, the acquisition dates, aggregate costs, fair value as of March 31, 2002, per unit/share of such securities and percent of net assets which the securities comprise.

                                      NUMBER                                            FAIR         VALUE      PERCENT
                                       OF                                             VALUE AT        PER       OF NET
SECURITY                          UNITS/SHARES   ACQUISITION DATE(S)     COST        03/31/2002    UNIT/SHARE   ASSETS
--------                          ------------   -------------------  -----------    ----------    ----------   ------
ABS GE Capital
    Giza Fund, L.P. ............    1,144,213   02/03/98 - 08/13/01   $ 1,100,702    $  665,725       $ 0.58     1.34
                                      105,788        02/13/02             105,788        61,550         0.58     0.12
                                    ---------                         -----------    ----------                  ----
                                    1,250,001                           1,206,490       727,275                  1.46
                                    ---------                         -----------    ----------                  ----
Advent Israel (Bermuda) L.P. ...    1,682,293   06/16/93 - 01/16/98     1,494,591       527,584         0.31     1.06
                                    ---------                         -----------    ----------                  ----
BPA Israel Ventures LLC ........      601,006   10/05/00 - 07/05/01       567,857       485,113         0.81     0.97
                                       17,250        01/03/02              17,250        13,924         0.81     0.03
                                      486,464        02/07/02             489,464       392,658         0.81     0.79
                                    ---------                         -----------    ----------                  ----
                                    1,104,720                           1,074,571       891,695                  1.79
                                    ---------                         -----------    ----------                  ----
Concord Ventures II Fund L.P. ..    1,220,000   03/29/00 - 06/04/01     1,179,602     1,013,124         0.83     2.03
                                      120,000        11/08/01             120,000        99,651         0.83     0.20
                                       60,000        03/22/02              60,000        49,826         0.83     0.10
                                    ---------                         -----------    ----------                  ----
                                    1,400,000                           1,359,602     1,162,601                  2.33
                                    ---------                         -----------    ----------                  ----
Delta Fund I, L.P. .............       87,500        11/15/00              74,785        70,080         0.80     0.14
                                       25,000        10/01/01              25,000        20,023         0.80     0.04
                                    ---------                         -----------    ----------                  ----
                                      112,500                              99,785        90,103                  0.18
                                    ---------                         -----------    ----------                  ----
Emerging Markets Ventures I L.P.    1,789,903   01/22/98 - 01/10/01     1,811,803     1,466,217         0.82     2.94
                                    ---------                         -----------    ----------                  ----
Formula Ventures L.P. ..........      835,934   08/06/99 - 08/31/01       761,298       607,891         0.73     1.22
                                       34,787        11/30/01              34,787        25,297         0.73     0.05
                                       36,078        03/20/02              36,078        26,236         0.73     0.05
                                    ---------                         -----------    ----------                  ----
                                      906,799                             832,163       659,424                  1.32
                                    ---------                         -----------    ----------                  ----
Giza GE Venture Fund III L.P. ..      500,000   01/31/00 - 09/24/01       468,677       319,030         0.64     0.64
                                    ---------                         -----------    ----------                  ----
K.T. Concord Venture Fund L.P. .    1,000,000   12/08/97 - 09/29/00       992,518       994,978         0.99     1.99
                                    ---------                         -----------    ----------                  ----
Neurone Ventures II, L.P. ......      172,500   11/24/00 - 06/25/01       154,675       145,068         0.84     0.29
                                       52,500        12/13/01              52,500        44,151         0.84     0.09
                                    ---------                         -----------    ----------                  ----
                                      225,000                             207,175       189,219                  0.38
                                    ---------                         -----------    ----------                  ----

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONCLUDED)
--------------------------------------------------------------------------------


                                      NUMBER                                            FAIR         VALUE      PERCENT
                                       OF                                             VALUE AT        PER       OF NET
SECURITY                          UNITS/SHARES   ACQUISITION DATE(S)     COST        03/31/2002    UNIT/SHARE   ASSETS
--------                          ------------   -------------------  -----------    ----------    ----------   ------
Polaris Fund II LLC .........       1,000,000   10/31/96 - 08/01/01   $   796,910     $  841,958    $    0.84     1.69
                                    ---------                         -----------     ----------                 -----
SVE Star Ventures Enterprises
    GmbH & Co. No. IX KG ....         500,000        12/21/00             461,942        401,817         0.80     0.80
                                      230,000        03/04/02             230,000        184,835         0.80     0.37
                                    ---------                         -----------     ----------                 -----
                                      730,000                             691,942        586,652                  1.17
                                    ---------                         -----------     ----------                 -----
SVE Star Ventures
    Enterprises No. II ......               5        10/10/94             748,173        424,993    84,998.60     0.85
                                    ---------                         -----------     ----------                 -----
The Renaissance Fund LDC ....              60   03/30/94 - 03/21/97       307,618         62,765     1,046.25     0.13
                                    ---------                         -----------     ----------                 -----
Walden-Israel Ventures, L.P.          500,000   09/28/93 - 05/16/97       427,588        291,292         0.58     0.58
                                    ---------                         -----------     ----------                 -----
Walden-Israel Ventures III, L.P.      178,750   02/23/01 - 09/21/01       178,750        120,928         0.68     0.24
                                    ---------                         -----------     ----------                 -----
Total .......................                                         $12,698,356     $9,356,714                 18.75
                                                                      ===========     ==========                 =====

The Fund may incur certain costs in connection with the disposition of the above securities.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On January 24, 2002, the Annual Meeting of Shareholders of The First Israel Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1)   To re-elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                    FOR             AGAINST
----------------                 ---------          -------
Jonathan W. Lubell               2,567,885          28,179
Steven N. Rappaport              2,567,942          28,122
James P. McCaughan*              2,567,942          28,122

In addition to the directors re-elected at the meeting, Enrique R. Arzac, George
W. Landau, Richard W. Watt and William W. Priest, Jr. continue to serve as directors of the Fund.

* Resigned effective February 22, 2002. Effective May 13, 2002, Laurence R. Smith was elected as Chairman of the Board of Directors.

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The First Israel Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)(CONCLUDED)

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3321; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.

InvestLink is a service mark of EquiServe, L.P.

PRIVACY POLICY NOTICE (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

-    Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law. In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates. We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MARCH 29, 2002.

ADDITIONAL INFORMATION ON THE FUND'S INVESTMENT POLICY (UNAUDITED)

A new Securities and Exchange Commission rule requires funds to invest at least 80% of their net assets (plus any borrowings for investment purposes) in the type of securities suggested by their name. The new rule applies to The First Israel Fund, Inc. (the "Fund"). Accordingly, at a meeting held on February 13, 2002, the Board of Directors adopted a new investment policy for the Fund. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Israeli securities. The new policy will not result in any change to the way the Fund is currently managed. If the Board of Directors elects to change this 80% policy, the Fund will provide shareholders with at least 60 days advanced notice. As of March 31, 2002, 91.23% of the Fund's net assets (plus any borrowings for investment purposes) were invested in Israeli securities.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Blue Chip Fund
Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Growth Fund
Credit Suisse Emerging Markets Fund
Credit Suisse European Equity Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Financial Services Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Health Sciences Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse Global Technology Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund

Credit Suisse International Fund
Credit Suisse Investment Grade Bond Fund
Credit Suisse Japan Growth Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Municipal Bond Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Value Fund
Credit Suisse U.S. Government Money Fund

For more complete information--or to receive Prospectuses, which include charges and expenses--call 1-800-927-2874. For certain funds, the Prospectuses also disclose the special risk considerations associated with international investing, small company investing, high yield bond investing, aggressive investment strategies, single-industry funds, single-country funds, or other special and concentrated investment strategies. Please read the applicable Prospectuses carefully before you invest or send money.

SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The Fund--The First Israel Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of Israeli companies. Credit Suisse Asset Management, LLC (New York), the fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of March 31, 2002, CSAM managed over $73 billion in the U.S. and, together with its global affiliates, managed assets of over $302 billion in 14 countries. Credit Suisse Funds is the U.S. mutual-fund family of CSAM.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Frst Israel" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "First Israel". The Fund's New York Stock Exchange trading symbol is ISL. Weekly comparative net asset value (NAV) and market price information about The First Israel Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."


THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The Indonesia Fund, Inc. (INDF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)
-------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The First Israel Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
-------------------------------------------------------------------------------

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac        Director

George W. Landau        Director

Jonathan W. Lubell      Director

William W. Priest, Jr.  Director

Steven N. Rappaport     Director

Laurence R. Smith       Chairman of the Board
                        of Directors

Richard W. Watt         President, Chief Investment
                        Officer and Director

Hal Liebes              Senior Vice President

Michael A. Pignataro    Chief Financial Officer and
                        Secretary

Rocco A. Del Guercio    Vice President

Robert M. Rizza         Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P.O. Box 43010
Providence, RI 02940-3010

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                                         ISL
                                                                        LISTED
                                                                        NYSE(R)

                                                                     3917-SAR-02